MASTER AGREEMENT
                                ----------------

         This MASTER AGREEMENT (this "Agreement"), dated as of March 31, 2000 is entered into among Point West Capital Corporation, formerly known as Dignity Partners, Inc. ("PWCC"), Dignity Partners Funding Corp. I (the "Issuer"), Bankers Trust Company (the "Indenture Trustee"), Heller Financial, Inc. ("Heller"), The Lincoln National Life Insurance Company ("Lincoln") and First Penn-Pacific Life Insurance Company ("First Penn").

                                    RECITALS
                                    --------

         WHEREAS, the Issuer, PWCC and the Indenture Trustee are parties to that certain Contribution, Sale and Servicing Agreement, dated as of February 1, 1995 (the "Contribution, Sale and Servicing Agreement"), whereby PWCC originated and assigned certain life insurance policies to the Issuer from time to time and, in its capacity as Servicer, continues to provide collection, monitoring and related services with respect to the Policies;

         WHEREAS, the Issuer, PWCC, as Servicer, and the Indenture Trustee are parties to that certain Indenture dated as of February 1, 1995 and various amendments thereto (as so amended prior to the Effective Date, the "Indenture"), whereby the Issuer issued its Senior Viatical Settlement Notes, Series 1995-A (collectively, the "Notes") which are secured by the Policies;

         WHEREAS, Heller, Lincoln and First-Penn (together, the "Noteholders") and the Issuer previously entered into that certain Purchase Agreement, dated February 28, 1995 (the "Purchase Agreement"), pursuant to which the Noteholders purchased 100% of the Notes, and, as of the Effective Date, such Noteholders continue to hold 100% of the Notes; and

         WHEREAS, the Issuer, PWCC, the Indenture Trustee and the Noteholders desire to modify certain terms applicable to the above transaction as further provided herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE ONE
                                   -----------

                                   DEFINITIONS
                                   -----------


         Section 1.01      Definitions.
         ------------      ------------

         (a) The following terms have the following meanings for all purposes of this Agreement.

                  "Amended Indenture": The Amended and Restated Indenture, dated as of March 31, 2000, among the Issuer, PWCC, as the Servicer, and the Indenture Trustee, in the form of Exhibit A attached hereto.

                  "Amended Servicing Agreement": The Amended and Restated Contribution, Sale and Servicing Agreement among the Issuer, PWCC, as the Servicer, and the Indenture Trustee, dated as of March 31, 2000, in the form of Exhibit B attached hereto.

                  "Effective   Date":   Subject  to  the   satisfaction  of  the
         conditions set forth in Section 6.8 hereof, March 31, 2000.

                  "Stock Purchase Price":  $1,000.

                  "Transaction Termination Date": The earlier to occur of (i) June 30, 2002 and (ii) the date when a notice to sell the Trust Estate is delivered by the Majority Noteholders pursuant to Section 5.02 of the Amended Indenture becomes effective.

         (b) Capitalized terms used in this Agreement and not defined herein shall have the meaning set forth in the Amended Indenture or the Amended Servicing Agreement, as applicable.


                                   ARTICLE TWO
                                   -----------

                    AMENDMENT OF CERTAIN EXISTING AGREEMENTS
                    ----------------------------------------


         Section 2.01      Amendment and Restatement of Indenture.
         ------------      ---------------------------------------

         The Issuer, PWCC, as Servicer, and the Indenture Trustee, with the consent of the Noteholders, hereby consent, effective as of the Effective Date, to all of the terms of the Amended Indenture in the form attached hereto as Exhibit A. The Noteholders hereby authorize and direct the Trustee to enter into the Amended Indenture as of the Effective Date and hereby waive any and all conditions set forth in Section 9.01 of the Indenture.

         Section 2.02      Amendment and Restatement of Contribution, Sale and
         ------------      ---------------------------------------------------
         Servicing Agreement.
         --------------------

         In consideration for PWCC agreeing to continue to service the Policies for the period through the Transaction Termination Date, the Issuer, PWCC, as Servicer, and the Indenture Trustee, with the consent of the Noteholders, hereby further consent, effective as of the Effective Date, to all of the terms of the Amended Servicing Agreement in the form attached hereto as Exhibit B. The Noteholders hereby authorize and direct the Trustee to enter into the Amended Servicing Agreement as of the Effective Date and hereby waive any and all conditions set forth in Section 9.01 of the Contribution, Sale and Servicing Agreement.

         Section 2.03      Amendment of Agency Agreement.
         ------------      ------------------------------

         The parties hereby consent, effective as of the Effective Date, to all of the terms of that certain First Amendment to Agency Agreement, dated as of March 31, 2000, between PWCC and Bankers Trust Company, substantially in the form attached hereto as Exhibit C (the "Agency Agreement Amendment"). PWCC hereby delivers notice to the Issuer, the Trustee and the Noteholders that effective as of the Transaction Termination Date, the Agency Agreement shall automatically terminate as it relates to any Policies then in the Trust Estate.

         Section 2.04      Inconsistent Provisions Superceded.
         ------------      -----------------------------------

         The Issuer and the Noteholders hereby agree that, effective as of the Effective Date, if any provision of any Transaction Document conflicts with or is inconsistent with the terms of this Agreement or the forgoing amendments, such provision shall be interpreted in a reasonable manner that is consistent with the terms and intent of such amendments but that if such an interpretation is not feasible, such provision shall be superceded and of no further effect as if expressly deleted hereby.


                                  ARTICLE THREE
                                  -------------

                          CERTAIN ADDITIONAL COVENANTS
                          ----------------------------

         Section 3.01      Sale of Issuer Common Stock to Noteholders.
         ------------      ------------------------------------------

         On the Transaction Termination Date, in consideration of the payment on such date to PWCC of cash in an amount equal to the Stock Purchase Price, PWCC shall absolutely sell, assign and otherwise convey to or upon the order of the Noteholders, without recourse, and the Noteholders shall jointly and severally purchase and acquire, as of such date, all right, title and interest in and to the Common Stock of the Issuer.

         Section 3.02      Alternative Liquidation of Trust Estate.
         ------------      ---------------------------------------

         The Noteholders hereby agree that, if they shall fail to purchase the Common Stock in accordance with Section 4.01 hereof, the Issuer may (but shall not be obligated to) at any time thereafter liquidate the Trust Estate (either in whole or in part) and apply the proceeds to repay the Notes in accordance with Section 5.02 of the Amended Indenture.

         Section 3.03      Termination of Obligations of PWCC Under Amended
         ------------      ------------------------------------------------
Indenture.
---------

         The Issuer and the Trustee, with the consent of the Noteholders, hereby agree that, effective as of the Transaction Termination Date, all obligations of PWCC , in its capacity as servicer (but not the rights of PWCC) under the Transaction Documents shall automatically terminate, except as expressly provided in Section 8.01 of the Amended Servicing Agreement. Such termination shall be effective notwithstanding any other language to the contrary in such Transaction Documents regarding the survival of any provisions, rights or obligations thereunder.

         Section 3.04      Funding of Expenses by the Noteholders.
         ------------      --------------------------------------

         (a) Notwithstanding anything to the contrary contained in any of the Transaction Documents, from and after the Effective Date, the Noteholders shall jointly and severally:

                  (i) advance funds to the Issuer in an amount sufficient to fund any Monthly Required Payments then due but for which the Issuer has insufficient funds (either in the Collection Account or otherwise) in accordance with Section 8.01(i) of the Indenture; and

                  (ii) deposit into the Premium Account on each Payment Date an amount necessary to maintain the balance in the Premium Account at the Required Premium Amount.

In addition, the Noteholders may elect to make additional advances from time to time to the Issuer to cover other expenses pursuant to Section 8.01(ii) of the Indenture. The parties hereto acknowledge and agree that PWCC is an express and intended beneficiary of the obligations of the Noteholders set forth in this
Section 3.04.

         (b) Any amounts advanced by a Noteholder pursuant to this Section 3.04 or Section 8.01 of the Indenture shall be added to the Outstanding Principal Balance of such Holder's Note, effective as of the date so funded, in accordance with Section 2.09(d) of the Amended Indenture.

         (c) The Indenture Trustee is hereby directed that all amounts on deposit in the Liquidity Account or any Premium Account as of the Effective Date shall be deposited into the Collection Account for payment in accordance with the Indenture on the next Payment Date.


                                  ARTICLE FOUR
                                  ------------
                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         Section 4.01      Amendments.
         ------------      -----------

         This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by each party hereto. Promptly after the execution of any amendment, the Issuer shall send to the Indenture Trustee and each Noteholder a conformed copy of each such amendment.

         Section 4.02      Notices.
         ------------      -------

         All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed, in each case as follows:

         (a) to the Indenture Trustee at 4 Albany Street, Corporate Trust and Agency Group/Structured Finance, New York, New York 10006, telephone (212) 250-5326, telecopy (212) 250-6439, or at any other address subsequently furnished in writing to the Issuer and the Noteholders; or

         (b) to the Issuer at 1700 Montgomery Street, Suite 250, Office A, San Francisco, CA 94111, Attention: Alan Perper, telephone (415) 362-1913, telecopy
(415) 394-9471, or at any other address subsequently furnished in writing to the Indenture Trustee and the Noteholders by the Issuer; or

         (c) to PWCC at 1700 Montgomery Street, Suite 250, San Francisco, CA 94111, Attention: Alan Perper, telephone (415) 362-1913, telecopy (415) 394-9471, or at any other address subsequently furnished in writing to the Indenture Trustee and the Noteholders by PWCC; or

         (d) to the Noteholders, at the address for each Noteholder specified in the Note Register.

         Section 4.03      Effect of Headings and Table of Contents.
         ------------      -----------------------------------------

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 4.04      Representations and Warranties.
         ------------      ------------------------------

         By executing this Agreement, each party hereby represents and warrants that the person executing this Agreement on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Agreement and to consummate the transactions described in this Agreement, and this Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms.

         Section 4.05      Successors and Assigns.
         ------------      ----------------------

         All covenants and agreements in this Agreement by any party shall bind its successors and assigns, whether so expressed or not.

         Section 4.06      Separability.
         ------------      ------------

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 4.07      No Third Party Beneficiaries.
         ------------      ----------------------------

         Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 4.08 Effectiveness. This Agreement shall become effective as of the date first written above upon the receipt by the Trustee of a fully executed copy of each of the following documents: (a) this Agreement; (b) the Amended Indenture; (c) the Amended Servicing Agreement; and (d) the Agency Agreement Amendment.

         Section 4.09      Governing Law.
         ------------      -------------

         THE  AGREEMENT  AND EACH  CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE
         -----------------------------------------------------------------------
WITH AND GOVERNED BY THE INTERNAL  LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO
--------------------------------------------------------------------------------
AGREEMENTS MADE AND TO BE PERFORMED  THEREIN,  WITHOUT REGARD TO THE CONFLICT OF
--------------------------------------------------------------------------------
LAWS PROVISIONS OF ANY STATE.
----------------------------

         Section 4.10      Counterparts.
         ------------      ------------

         The Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of manually executed counterpart of this Agreement.

         IN WITNESS WHEREOF, the Issuer, PWCC, the Indenture Trustee and the Noteholders have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first written above.



BANKERS TRUST COMPANY,
as Indenture Trustee



By /s/ Franco B. Talavera
-------------------------
AVP


DIGNITY PARTNERS FUNDING
CORP. I, as Issuer
-------------------------



By /s/ Alan B. Perper
-------------------------
President


POINT WEST CAPITAL CORPORATION, including in
it capacity as Servicer
-------------------------



By /s/ Alan B. Perper
-------------------------
President


HELLER FINANCIAL, INC., as a Noteholder



By /s/ Neil L. Goulden
-------------------------
Vice President


THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as a Noteholder

  By:    Lincoln National Investment Management Company,
         Its Attorney-In-Fact


By /s/ Annette M. Teders
-------------------------
Vice President


FIRST PENN-PACIFIC LIFE INSURANCE COMPANY, as a Noteholder

By:      Lincoln National Investment Management Company,
         Its Attorney-In-Fact

By /s/ Annette M. Teders
-------------------------
Vice President